                                                                    EXHIBIT 10.1

                                                                  Execution Copy

================================================================================

                                 LOAN AGREEMENT

                                     Between

                             MICHIGAN STRATEGIC FUND

                                       And

                           THE DETROIT EDISON COMPANY

                                  $119,175,000
                             MICHIGAN STRATEGIC FUND
            VARIABLE RATE LIMITED OBLIGATION REFUNDING REVENUE BONDS
             (THE DETROIT EDISON COMPANY EXEMPT FACILITIES PROJECT),
                                  SERIES 2005DT

                         ------------------------------

                                   Dated as of

                                 August 1, 2005

================================================================================

                                TABLE OF CONTENTS

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                                                                                                    PAGE
                                                                                                    ----
ARTICLE I  DEFINITIONS AND INTERPRETATIONS........................................................    1
         Section 1.1. Definitions.................................................................    1
         Section 1.2. Interpretations.............................................................    2
ARTICLEII  REFUNDING OF PRIOR BONDS...............................................................    3
         Section 2.1. Refunding Fund..............................................................    3
         Section 2.2. Refunding of Prior Bonds....................................................    3
         Section 2.3  Investment of Bond Fund; Non-Arbitrage Covenant.............................    3
ARTICLE III  ISSUANCE OF THE BONDS; LOAN; DISPOSITION OF LOAN PROCEEDS............................    3
         Section 3.1. Issuance of the Bonds.......................................................    3
         Section 3.2. Loan........................................................................    4
         Section 3.3. Procurement of Municipal Bond Insurance Policy..............................    4
ARTICLE IV  COMPANY OBLIGATIONS, LOAN PAYMENTS AND OTHER PECUNIARY OBLIGATIONS....................    4
         Section 4.1. Company Approval of Issuance of Bonds.......................................    4
         Section 4.2. Refunding of Bonds..........................................................    5
         Section 4.3. Redemption of Bonds.........................................................    5
         Section 4.4. Loan Payments...............................................................    5
         Section 4.5. Purchase Price Payments of the Company......................................    7
         Section 4.6. Administrative Expenses.....................................................    8
         Section 4.7. Payment of Other Costs of Issuer............................................    8
         Section 4.8. Obligations of the Company Absolute and Unconditional.......................    8
         Section 4.9. Option to Prepay Amounts Under Agreement in Whole in Certain Events.........    8
         Section 4.10. Company's Performance Under Indenture......................................    9
         Section 4.11. Credit Facility............................................................    9
ARTICLE V  RESERVED
ARTICLE VI  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER...............................   10
         Section 6.1. Representations and Warranties of the Issuer................................   10
         Section 6.2. Covenants of the Issuer.....................................................   12
ARTICLE VII  INDEMNIFICATION; REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY............   12

         Section 7.1. Indemnification of Issuer and Indemnified Persons...........................   12
         Section 7.2. Filing and Recording........................................................   14
         Section 7.3. Removal of Liens............................................................   14
         Section 7.4. Federal Income Tax Exemption................................................   14
         Section 7.5.Company Representations and Covenants .......................................   17
         Section 7.6. Maintenance of Corporate Existence..........................................   19
         Section 7.7. Financial Information.......................................................   19
         Section 7.8. Agreement of Issuer Not to Assign or Pledge.................................   19
         Section 7.9. Reference to Bonds Ineffective After Bonds Paid.............................   19
         Section 7.10. Assignments or Lease of Project............................................   19
         Section 7.11. Amendment of Agreement or Indenture........................................   20
         Section 7.12. Indemnification of the Trustee.............................................   20
ARTICLE VIII  ASSIGNMENT..........................................................................   20
         Section 8.1. Assignment by the Company...................................................   20
         Section 8.2. Issuer's Rights of Assignment...............................................   21
ARTICLE IX  EVENTS OF DEFAULT AND REMEDIES........................................................   21
         Section 9.1. Trustee and Remedies........................................................   21
         Section 9.2. Annulment of Acceleration...................................................   22
         Section 9.3. Agreement to Pay Attorneys' Fees and Expenses...............................   22
         Section 9.4. General Enforcement Provisions..............................................   23
ARTICLE X  GENERAL PROVISIONS.....................................................................   23
         Section 10.1. Force Majeure..............................................................   23
         Section 10.2. Third Party Beneficiaries..................................................   23
         Section 10.3. Notices; Communications....................................................   24
         Section 10.4. Amendments, Governing Law, Etc.............................................   24
         Section 10.5. Severability...............................................................   25
         Section 10.6. Term of Agreement..........................................................   25
         Section 10.7. Company's Approval of Bond Documents.......................................   25
         Section 10.8. Counterparts...............................................................   25
         Section 10.9. Captions...................................................................   25
         Section 10.10. Payments on Non-Business Days.............................................   25


                                                                  Execution Copy

                                 LOAN AGREEMENT

                                     between

                             MICHIGAN STRATEGIC FUND

                                       and

                           THE DETROIT EDISON COMPANY

      THIS LOAN AGREEMENT, dated as of August 1, 2005, is made and entered into between MICHIGAN STRATEGIC FUND, a public body corporate and politic of the State of Michigan (the "Issuer"), and THE DETROIT EDISON COMPANY, a Michigan corporation (the "Company").

                                R E C I T A L S:

      The Issuer is authorized and empowered under the Michigan Strategic Fund Act, which is Act No. 270, Public Acts of Michigan, 1984, as amended (the "Act"), to issue bonds for the purposes of paying all or part of the cost of construction and installation of certain pollution control facilities of the Company or to refund bonds permitted to be refunded under the Act, and to enter into loan agreements for the purpose of providing funds sufficient to pay the principal of, and premium, if any, and interest on, such bonds; and

      The Issuer proposes to issue and sell bonds to refund certain bonds issued by the Issuer, for the benefit of the Company, all in accordance with the Bond Resolution adopted by the governing body of the Issuer on July 21, 2005.

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby and in consideration of the premises, DO HEREBY AGREE as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS

      Section 1.1. Definitions. Terms used in this Agreement which are defined in the Indenture and not defined in this Agreement have the same meanings which are assigned to such terms in the Indenture (as defined below). The following terms have the meanings assigned to them below whenever they are used in this Agreement. Except where the context otherwise requires, words imparting the singular number shall include the plural number and vice versa. Reference to any Bond Document means that Bond Document as amended or supplemented from time to time. Reference to any party in a Bond Document means that party and its successors and assigns.

      "Act" means the Michigan Strategic Fund Act, Act No. 270, Public Acts of Michigan, 1984, as amended.

      "Agreement" means this Loan Agreement.

      "Costs of Issuance" means any items of expense directly or indirectly payable or reimbursable by the Company and directly or indirectly attributable to the authorization, sale and issuance of the Bonds, including, but not limited to, printing costs; costs of preparation and reproduction of documents; initial fees and charges of the Trustee, the Registrar and the Paying Agent; legal fees and charges, if any; underwriting discount or fees paid to the Underwriter in connection with the initial offering and sale of the Bonds; the Issuer fees and direct out-of-pocket expenses incurred in issuing and paying the Bonds and loaning the proceeds of the Bonds to the Company; municipal bond insurance premiums; fees and disbursements of Bond Counsel and other attorneys' fees; and costs of credit ratings.

      "Event of Default" means an Event of Default as defined in Section 9.1(b) of this Agreement.

      "Force Majeure" means acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, orders of any kind of the government of the United States of America, or of any state thereof, or any civil or military authority, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, tornadoes, storms, floods, washouts, droughts, arrests, restraining of government and people, civil disturbances, explosions, nuclear accidents, wars, breakage or accidents to machinery, transmission pipes or canals, partial or entire failure of utilities or energy suppliers, shortages of labor, material, supplies or transportation, or any other cause not reasonably within the control of the party claiming the inability to perform.

      "Indemnified Persons" means the Issuer or any of its officers, members, employees, agents, and any other Person acting for or on behalf of the Issuer.

      "Indenture" means that certain Trust Indenture, dated as of the date of this Agreement, between the Issuer and the Trustee, pursuant to which the Bonds are issued.

      "Loan Payments" means the payments to be made by the Company pursuant to
Section 4.4 of this Agreement.

      "Organizational Documents" means as to the Company, its Articles of Incorporation as filed with the Secretary of State of the State of Michigan, and its Bylaws in effect on the date of this Agreement.

      "State" means the State of Michigan.

      Section 1.2. Interpretations. The table of contents and article and section headings of this Agreement are for reference purposes only and shall not affect its interpretation in any respect.

                                   ARTICLE II

                            REFUNDING OF PRIOR BONDS

      Section 2.1. Refunding Fund. The Issuer has authorized the issuance and sale of the Bonds in the aggregate principal amount of $119,175,000. Upon issuance and delivery thereof, the proceeds of the Bonds shall be deposited with the Trustee in the Refunding Fund and the Bond Fund in accordance with the Indenture. The obligations of the Issuer and the Company under this Agreement are expressly conditioned upon delivery of the Bonds and receipt of the proceeds thereof.

      Section 2.2. Refunding of Prior Bonds. The Company agrees to pay all Costs of Issuance and all costs of refunding the Prior Bonds which are not, or cannot be, paid or reimbursed from the proceeds of the Bonds, including accrued interest and redemption premiums, if any, and to make such payments in compliance with its covenants in Section 7.4 of this Agreement. The Company agrees that it shall not be entitled to reimbursement from the Issuer or from any Owners for payment of the Costs of Issuance or costs of refunding the Prior Bonds, nor shall it be entitled, as a consequence of such unreimbursed payments, to any abatement, postponement or diminution of the amounts payable under this Agreement.

      Section 2.3 Investment of Bond Fund; Non-Arbitrage Covenant. Any moneys held as part of the Bond Fund or Refunding Bond shall be invested, reinvested or applied by the Trustee in accordance with and subject to the conditions of
Article VII of the Indenture. The Company and the Issuer shall make no use of the proceeds of the Bonds, or any funds which may be deemed to be proceeds of the Bonds pursuant to Section 148 of the Code and the applicable regulations thereunder, which would cause the Bonds to be "arbitrage bonds" within the meaning of such Section and such regulations, and the Company shall comply with the requirements of such Section and such regulations while any Bonds remain Outstanding.

      In order to insure that interest on the Bonds is not and will not become subject to Federal income taxes as a result of failure of the Bonds to satisfy
Section 103(b) of the Code, the Company covenants with the Issuer and the Trustee that it will, on or before the date of issuance of the Bonds, supply to the Issuer and the Trustee all information required under Internal Revenue Service Form 8038, Information Return for Private Activity Bond Issues.

                                   ARTICLE III

                             ISSUANCE OF THE BONDS;
                       LOAN; DISPOSITION OF LOAN PROCEEDS

      Section 3.1. Issuance of the Bonds. The Issuer agrees that immediately following the delivery of this Agreement it will execute and deliver the Indenture and issue, sell and deliver the Bonds to the Underwriter. The Bonds shall be limited obligations of the Issuer and shall be payable by the Issuer solely out of the Revenues derived from or in connection with the Bond Documents. The Bonds shall never be payable out of any other funds of the Issuer or the State.

      The Company agrees to pay, promptly following demand therefor, all Costs of Issuance paid, incurred or charged by the Issuer, the Trustee, the Paying Agent, the Remarketing Agent, the Auction Agent and the Registrar, including without limitation all fees required to be paid to the Issuer by the Company, and all out-of-pocket expenses and costs of issuance reasonably incurred by the Issuer, the Trustee, the Paying Agent, the Remarketing Agent, the Auction Agent and the Registrar in connection with the issuance and remarketing of the Bonds.

      Section 3.2. Loan. Concurrently with the delivery of the Bonds, the Issuer will, upon the terms and subject to the conditions of this Agreement, lend to the Company, by deposit of the proceeds thereof with the Trustee in the Refunding Fund in accordance with the Indenture, an amount equal to the proceeds of the Bonds for application as provided in the Indenture to refund the Prior Bonds. Interest and redemption premiums, if any, due on the Prior Bonds and Costs of Issuance with respect to the Bonds shall be paid with money provided by the Company, which may include investment income on amounts on deposit in the Refunding Fund as provided in Section 6.01 of the Indenture.

      Section 3.3 Procurement of Municipal Bond Insurance Policy. The Company, at no cost to the Issuer, shall procure the Municipal Bond Insurance Policy so that it is in full force and effect concurrent with the delivery of the Bonds by the Issuer to secure the payment of the principal of and interest on the Bonds.

                                   ARTICLE IV

                       COMPANY OBLIGATIONS, LOAN PAYMENTS
                         AND OTHER PECUNIARY OBLIGATIONS

      Section 4.1. Company Approval of Issuance of Bonds. Simultaneously with the authorization of this Agreement by the governing body of the Issuer, the governing body has adopted the Bond Resolution and authorized the execution of the Indenture. The Company hereby approves the Bond Resolution and the Indenture. It is hereby agreed that the foregoing approval of the Bond Resolution and the Indenture constitutes the acknowledgement and agreement of the Company that the Bonds, when issued, sold and delivered as provided in the Bond Resolution and the Indenture, will be issued in accordance with and in compliance with this Agreement, notwithstanding any other provisions of this Agreement or any other contract or agreement to the contrary. Any Owner is entitled to rely fully and unconditionally on the foregoing approval. Notwithstanding any provisions of this Agreement or any other contract or agreement to the contrary, the Company's approval of the Bond Resolution and the Indenture shall be the Company's agreement that all covenants and provisions in this Agreement and the Indenture affecting the Company shall, upon the delivery of the Bonds and the Indenture, become unconditional, valid and binding covenants and obligations of the Company so long as the Bonds and the interest thereon are outstanding and unpaid. Particularly, the obligation of the

Company to pay, promptly when due, all Loan Payments specified in this Agreement and the Indenture shall be absolute and unconditional, and said obligation may be enforced as provided in this Agreement and the Indenture.

      Section 4.2. Refunding of Bonds. After the issuance of any Bonds, the Issuer shall not refund any of the Bonds or change or modify the Bonds in any way, except as provided for in the Indenture, without the prior written approval of an Authorized Company Representative; nor shall the Issuer redeem any Bonds prior to the Maturity Date except upon the request of an Authorized Company Representative, unless such redemption is required by the Indenture.

      Section 4.3. Redemption of Bonds. The Issuer, upon the written request of the Company (and provided that the affected Bonds are subject to redemption prior to maturity at the option of the Issuer, or the Company, and provided that such request is received in sufficient time prior to the date upon which such redemption is proposed), promptly shall take or cause to be taken all action that may be necessary under the applicable redemption provisions to effect such redemption prior to maturity, to the full extent of funds either made available for such purpose by the Company or already on deposit in the Bond Fund and available for such purpose. The redemption of any Outstanding Bonds prior to maturity at any time shall not relieve the Company of its absolute and unconditional obligation to pay each remaining Loan Payment, with respect to any Outstanding Bonds, as specified in the Indenture. If a redemption of Bonds is required pursuant to the provisions of the Indenture, the Company agrees as provided herein to promptly make Loan Payments sufficient to pay the principal of, premium, if any, and interest on the Bonds due on such redemption date.

      Section 4.4. Loan Payments. (a) To repay the loan, the Company hereby covenants and agrees to make the Loan Payments, as hereinafter provided in subsections (b), (c), (f) and (h) of this Section, to the Trustee, or the Paying Agent for the account of the Trustee, on behalf of the Issuer in accordance with this Agreement.

      (b) The Company shall make Loan Payments, subject to the limitations of subsection (e) below of this Agreement, in immediately available funds directly to the Trustee or the Paying Agent for deposit in the Bond Fund on or before each day on which any payment of principal of, premium, if any, or interest on the Bonds shall become due (whether at maturity or upon redemption or acceleration or otherwise) in an amount which, together with other money held by the Trustee under the Indenture and available therefor, will enable the Trustee to make such payment in full when due in accordance with the Indenture.

      (c) In the event the Company should fail to make any of the Loan Payments required in this Section, the Loan Payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon at the rate then borne by the Bonds, to the extent permitted by law and subject to the provisions of subsection (e) below, from the date when such payment was due as provided in the Indenture.

      (d) If, subsequent to or on a date on which the Company is obligated to pay the Loan Payments (subject to provisions of Article VIII of the Indenture), losses (net of gains) shall be incurred in respect of any investments, or any other event has occurred causing the money in the Bond Fund, together with any other money then held by the Trustee and available for the purpose of the Bond Fund, to be less than the amount sufficient at the time of such occurrence or other event to pay, in accordance with the provisions of the Indenture, all amounts due and payable or to become due and payable, the Trustee shall notify the Company of such fact and thereafter the Company, as and when required for purposes of such Bond Fund, shall pay in immediately available funds to the Trustee for deposit in the Bond Fund the amount of any such reduction below such sufficient amount.

      (e) Notwithstanding any provision of the Bond Documents to the contrary, in no event (including without limitation the acceleration of maturity of the Bonds or the redemption of the Bonds pursuant to the Bond Documents) shall the amount of interest contracted for, charged, received, reserved or taken in connection with the loan made hereunder (together with any other costs or considerations that constitute interest under applicable law which are contracted for, charged, received, reserved or taken pursuant to the Bond Documents) (collectively, "Interest") exceed the amount of interest which could have been contracted for, charged, reserved, received or taken at the Maximum Interest Rate. This provision shall be held to operate to deny the Owners the right, in any event, to collect usury.

      (f) The Company further agrees that in the event payment of the principal of and the interest on the Bonds is accelerated upon the occurrence of an Event of Default under the Indenture, all amounts payable under Section 4.4(b) for the remainder of the term hereof (other than interest not yet due) shall be immediately due and payable.

      (g) Any amount held in the Bond Fund on any payment date specified in subsection (b) above shall be credited against the Loan Payments required to be made by the Company on such date.

      (h) The Company shall be obligated to prepay in whole or in part the amounts payable hereunder upon a Determination of Taxability (as defined below) giving rise to a mandatory redemption of the Bonds pursuant to Section 4.03 of the Indenture, by paying an amount equal to, when added to other funds on deposit in the Bond Fund, the aggregate principal amount of the Bonds to be redeemed pursuant to the Indenture plus accrued interest to the redemption date.

      (i) The Company shall cause a mandatory redemption to occur within 180 days after a Determination of Taxability (as defined below) shall have occurred. A "Determination of Taxability" shall be deemed to have occurred if, as a result of the failure of the Company to observe any covenant, agreement or representation in this Agreement, an opinion of Bond Counsel obtained by the Company, or a final decree or judgment of any federal court or a final action of the Internal Revenue Service determines that interest paid or payable on any Bond is or will be includible in the gross income of an Owner of the Bonds for federal income tax purposes under the Code (other than an Owner who is a "substantial user" or "related person" within the meaning of Section 103(b)(13) of the 1954 Code). However, no such decree or action will be considered final for this purpose unless the Company has been given written notice of the same, either directly or in the name of any Owner of a Bond, and, if it so desires and is legally allowed, has been afforded the opportunity to contest the same, either directly or in the name of any Owner of a Bond, and until conclusion of any appellate review, if sought. If the Trustee receives written notice from the Issuer or any Owner of a Bond stating (a) that the Issuer or the Owner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on any Bond in the gross income of such Owner for the reasons described therein or any other proceeding has been instituted against the Issuer or such Owner which may lead to a final decree or action as described herein, and (b) that the Issuer or such Owner will afford the Company the opportunity to contest the same, either directly or in the name of the Issuer or the Owner, until a conclusion of any appellate review, if sought, then the Trustee shall promptly give notice thereof to the Company, the Issuer, the Provider, if any, and the Owner of each Bond then Outstanding. If a final decree or action as described above thereafter occurs and the Trustee has received written notice thereof, the Trustee promptly shall request prepayment from the Company of the amounts payable hereunder and give notice of the redemption of the Bonds at the earliest practical date, but not later than the date specified in this Article, and in the manner provided by
Section 4.05 of the Indenture.

      At the time of any such prepayment of the amounts payable hereunder pursuant to this Section, the prepayment amount shall be applied, together with other available moneys in the Bond Fund, to the redemption of the Bonds on the date specified in the notice as provided in the Indenture, whether or not such date is an Interest Payment Date, to the Trustee's fees and expenses under the Indenture accrued to such redemption of the Bonds, and to all sums due to the Issuer under this Agreement.

      Notwithstanding any provision herein or in the Insurance Agreement to the contrary, no payments of principal of or interest on the Bonds shall be due or paid by the Company hereunder to the extent that such amounts have been paid by or on behalf of the Municipal Bond Insurer pursuant to the Municipal Bond Insurance Policy and applied by the Trustee for such payment in accordance with the Indenture and the Company has provided sufficient funds for reimbursement to the Municipal Bond Insurer under the Insurance Agreement for such payment.

      Whenever any notice of prepayment of the amounts payable hereunder pursuant to this Article IV has been given, which includes a notice for redemption of the Bonds pursuant to the Indenture, all amounts payable under the first paragraph of this Section 4.4(i) shall become due and payable on the date fixed for redemption of such Bonds.

      Section 4.5. Purchase Price Payments of the Company. (a) In addition to the amounts payable by the Company under Section 4.4, on or prior to each date on which the Paying Agent is required to disburse the purchase price for any Bond tendered or deemed tendered in accordance with Article III of the Indenture, the Company will pay or cause to be paid, as necessary, by the time and in the manner specified in the Indenture, to the extent remarketing proceeds are unavailable therefor, the purchase price of bonds tendered to the Paying Agent (as agent for the Owners) pursuant to Article III of the Indenture, in lawful money of the United States of America (as required by the Indenture), which will be held in trust for the benefit of the tendering Owners or Owners that are deemed to have been tendered in an amount which, together with any amounts available to the Paying Agent for said purpose, will be sufficient to pay the purchase price for all Bonds which are to be purchased on such date.

      (b) The Issuer shall have no obligation, financial or otherwise, with respect to payment of the purchase price of any Bonds required to be purchased pursuant to the Indenture, or for arrangements therefor, except that the Issuer shall generally cooperate with the Company, the Trustee, the Paying Agent and the Remarketing Agent, as contemplated in the Indenture.

      Section 4.6. Administrative Expenses. The Company shall pay, or cause to be paid, an amount equal to (i) the reasonable fees and charges of the Trustee for services rendered as Trustee under the Indenture and its reasonable expenses incurred as Trustee under the Indenture, including reasonable fees of its counsel, and (ii) the reasonable fees and charges of the Paying Agent and the reasonable expenses incurred by the Paying Agent as and when the same become due, including the reasonable fees of its counsel.

      Section 4.7. Payment of Other Costs of Issuer. The Company shall pay to the Issuer, upon receipt of statements therefor from time to time, such amounts as are necessary to pay or reimburse the Issuer for its reasonable and necessary expenses and costs attributable to the Bonds.

      Section 4.8. Obligations of the Company Absolute and Unconditional. The obligations of the Company to make the payments required in Sections 2.2, 3.1, 4.4, 4.5, 4.6, 4.7, 7.1 and 9.3 and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional and shall not be subject to diminution by set-off, counterclaim, abatement or otherwise. Until payment of all principal of, premium, if any, and interest on the Bonds, and payment in full of the purchase price of any Bonds purchased pursuant to the Indenture, and payment of all other amounts payable by the Company hereunder, the Company (a) will not suspend or discontinue any payments provided for in this Agreement, except to the extent the same have been prepaid, (b) will perform and observe all its other agreements contained herein, and (c) except as provided in Section 7.6, will not terminate this Agreement for any cause, including, without limiting the generality of the foregoing, any acts or circumstances that may constitute failure of consideration, sale, loss, eviction or constructive eviction, destruction of or damage to the Project, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either, or any failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or in connection herewith or with the Indenture. Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained and in the event the Issuer shall fail to perform any such agreement on its part, the Company may take such action as the Company may deem necessary to perform or compel performance, provided that no such action shall violate the agreements on the part of the Company contained in this Agreement or postpone or diminish the amounts required to be paid by the Company pursuant to this Agreement. Upon the issuance and delivery of the Bonds to the initial purchasers thereof, the Company shall have received, and the Issuer shall have given, full and complete consideration for the Company's obligation hereunder to make Loan Payments.

      Section 4.9. Option to Prepay Amounts Under Agreement in Whole in Certain Events. The Company shall have, and is hereby granted, the option to prepay the amounts required to be paid by the Company under Section 4.4 in whole and to direct the Trustee to redeem the Bonds in whole if any of the events described in the Indenture permitting such redemption shall have occurred. The Company may at any time deliver money, and/or Government Obligations to the Trustee with instructions to the Trustee to hold such money and Government Obligations pursuant to Article VIII of the Indenture in connection with a discharge of the Indenture.

      The Issuer agrees that, at the request at any time of the Company, it will cooperate with the Company to cause the Bonds or any portion thereof to be redeemed to the extent permitted by the Indenture.

      Section 4.10. Company's Performance Under Indenture. The Company agrees, for the benefit of the Owners, to do and perform all acts and things contemplated in the Indenture to be done or performed by it and to not interfere with the exercise of the power and authority granted to the Trustee in the Indenture. The Company further agrees to aid in furnishing to the Issuer or the Trustee any documents, certificates or opinions that may be required under the Indenture.

      Section 4.11 Credit Facility. (a) Initially, there shall be no Credit Facility. The Company, after receiving the written consent of the Municipal Bond Insurer (unless a Municipal Bond Insurer Default shall have occurred and be continuing), may at any time provide for a Change of Credit Facility, provided that the Company delivers to the Trustee, the Auction Agent, the Municipal Bond Insurer and the Remarketing Agent, not less than five Business Days prior to the date on which the Trustee must notify the Owners of a Change of Credit Facility pursuant to Section 2.18 of the Indenture and prior to the effective date of any such Change of Credit Facility, the following:

            (1) a notice which (A) states the effective date of the delivery of the Credit Facility or the date of the Change of Credit Facility, (B) describes the terms of the Change of Credit Facility, and (C) directs the Trustee to give notice pursuant to Section 2.18(a) of the Indenture;

            (2) a Favorable Opinion of Bond Counsel with respect to such Change of Credit Facility and stating, in effect, that such Change of Credit Facility is authorized under this Agreement;

            (3) a certificate of an Authorized Company Representative as to whether the Bonds are then rated by either Moody's or S&P, or both; and

            (4) written evidence from Moody's, if the Bonds are then rated by Moody's, and from S&P, if the Bonds are then rated by S&P, in each case to the effect that such rating agency has reviewed the proposed Change of Credit Facility and that such Change of Credit Facility will not, by itself, result in a reduction, suspension or withdrawal of its rating or ratings of the Bonds.

      (b) In lieu of satisfying the requirements of subsection (a) above, the Company, after receiving the written consent of the Municipal Bond Insurer (unless a Municipal Bond Insurer Default shall have occurred and be continuing), may provide for a Change of Credit Facility at any time that the Bonds are subject to optional redemption pursuant to Section 4.02(b) of the

Indenture, provided that the Company delivers to the Trustee, the Municipal Bond Insurer, the Auction Agent and the Remarketing Agent not less than 30 days before the effective date of the Change of Credit Facility:

            (1) a notice which (A) states the effective date of the Change of Credit Facility, (B) describes the terms of the Change of Credit Facility,
      (C) directs the Trustee to give notice pursuant to Section 2.18(b) of the Indenture that the Bonds are subject to mandatory purchase, in whole, on or before the effective date of the Change of Credit Facility in accordance with Section 3.02(a)(iii) of the Indenture, and (D) directs the Trustee to take any other action as shall be necessary for the Trustee to take to effect the Change of Credit Facility; and

            (2) on or before the effective date of the Change of Credit Facility, the Company shall furnish to the Trustee a Favorable Opinion of Bond Counsel satisfying the requirements of Section 4.11(a)(2) above.

      (c) The Company, after receiving the written consent of the Municipal Bond Insurer (unless a Municipal Bond Insurer Default shall have occurred and be continuing), may provide for one or more extensions of a Credit Facility for any period commencing after its then-current expiration date without complying with the foregoing provisions of this Section.

      (d) The Company may rescind its election to make a Change of Credit Facility at any time prior to the effective date thereof.

                                    ARTICLE V

                                    RESERVED

                                   ARTICLE VI

      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER

      Section 6.1. Representations and Warranties of the Issuer. The Issuer represents and warrants that:

            (a) The Issuer is a public body corporate and politic of the State of Michigan duly created under the Act.

            (b) The Issuer has full power and authority under the Act and the Constitution and laws of the State to adopt the Bond Resolution, to issue the Bonds, to execute and deliver the Bond Documents to be executed and delivered by it and to perform its obligations under the Bond Documents.

            (c) The Issuer has duly adopted the Bond Resolution, and has duly authorized the execution and delivery of the Bond Documents to be executed and delivered by it. All action required on the part of the Issuer for the authorization of the issuance of the Bonds and the execution and delivery of the Bond Documents to be executed and delivered by it has been duly and effectively taken.

            (d) The Bond Documents to which the Issuer is a party constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms (except that (i) the enforceability of such Bond Documents may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application relating to the enforcement of creditors' rights, (ii) certain equitable remedies, including specific performance, may be unavailable and (iii) the indemnification provisions contained therein may be limited by applicable securities laws and public policy).

            (e) All filings with, or approvals or consents of, governmental authorities (other than approvals or consents required under the Blue Sky or other securities laws of any jurisdiction) required to be made or obtained by the Issuer for (i) the valid adoption of the Bond Resolution,
      (ii) the valid authorization, execution and delivery by the Issuer of the Bond Documents to which it is a party and (iii) the valid issuance of the Bonds, have been, or prior to the issuance of the Bonds, will be, duly made or obtained.

            (f) There is no pending action, suit, proceeding or investigation at law or in equity before or by any court, either state or federal, or public board or body served upon the Issuer or, to the Issuer's knowledge, threatened, calling into question the creation or existence of the Issuer, the validity of the Bond Resolution and the Bond Documents to be executed and delivered by it, the authority of the Issuer to execute and deliver the Bond Documents to be executed and delivered by it and to perform its obligations under the Bond Documents, or the title of any person to the office held by that person with the Issuer.

            (g) The execution and delivery by the Issuer of the Bond Documents to be executed and delivered by it, and the performance of its obligations under the Bond Resolution and the Bond Documents, will not violate any provision of law or regulation, or of any judgment, decree, writ, order or injunction, and will not contravene the provisions of, or constitute a default under, or result in the creation of a lien, charge or encumbrance under, any agreement (other than the Indenture) to which the Issuer is a party or by which any of its properties constituting a part of the Trust Estate are bound.

            (h) No event has occurred, and no condition currently exists, which constitutes or may, with the passage of time or the giving of notice, or both, constitute an Event of Default on the part of the Issuer.

            (i) Neither this Agreement nor the Loan Payments have been pledged or hypothecated in any manner or for any purpose other than as provided in the Indenture as security for the payment of the Bonds.

            (j) All of the proceedings approving this Agreement and the Indenture were conducted by the Issuer at meetings which complied with the Open Meetings Act, 1976 PA 267.

            Each of the foregoing representations and warranties shall be deemed to have been made as of the date of delivery of the Bonds.

            Section 6.2. Covenants of the Issuer. The Issuer covenants and agrees that:

            (a) The Issuer will faithfully perform all of its obligations under the Bond Documents.

            (b) The Issuer will not knowingly take any action, which action will adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds.

            (c) To the extent that it is within its power to do so, the Issuer will maintain the validity and effectiveness of the Bond Documents, and of the Issuer's pledge and assignment to the Trustee thereunder, and (except as expressly permitted by such Bond Documents) will not take any action, the taking of which will release the Company from its obligations under such Bond Documents or result in the surrender, termination or modification (except as permitted by the Bond Documents) of, or impair the validity of, such Bond Documents.

            (d) The Issuer will observe the covenants made by it in the Indenture; it will use its best efforts to cause the Company to have and exercise all the rights, powers and benefits stated to be in the Company in this Agreement and the Indenture; and so long as no Event of Default exists, it will not join in the modification of the Bond Documents in any manner without the prior written consent of the Company and the Trustee.

                                   ARTICLE VII

                  INDEMNIFICATION; REPRESENTATIONS, WARRANTIES
                          AND COVENANTS OF THE COMPANY

      Section 7.1. Indemnification of Issuer and Indemnified Persons.

      (a) The Issuer and the Indemnified Persons shall not be liable to the Company for any reason. The Company shall indemnify and hold the Issuer and the Indemnified Persons harmless from any loss, expense (including reasonable counsel fees), or liability of any nature due to any and all suits, actions, legal or administrative proceedings, or claims arising or resulting from, or in any way connected with:

      (i) the financing, installation, operation, use, or maintenance of the Project,

      (ii)  the refunding of the Prior Bonds,

      (iii) any act, failure to act, or misrepresentation by any person, firm, corporation or governmental agency, including the Issuer, in connection with the issuance, sale, delivery or remarketing of the Bonds, or

      (iv) any act, failure to act, or misrepresentation by the Issuer in connection with this Agreement, the other Bond Documents or any other document involving the Issuer in this matter.

If any suit, action or proceeding is brought against the Issuer or any Indemnified Person relating to clauses (i) through (iv) above, that action or proceeding shall be defended by counsel to the Issuer or the Company, as the Issuer shall determine. If the defense is by counsel to the Issuer, which is the Attorney General of the State of Michigan or may, in some instances, be private, retained counsel, the Company shall indemnify the Issuer and the Indemnified Persons for the reasonable cost of that defense including reasonable counsel fees. If the Issuer determines that the Company shall defend the Issuer or Indemnified Person, the Company shall immediately assume the defense at its own cost. The Company shall not be liable for any settlement of any proceeding made without its consent (which consent shall not be unreasonably withheld).

      (b) The Company shall not be obligated to indemnify the Issuer or any Indemnified Person under subsection (a), if a court with competent jurisdiction finds that the liability in question was caused by the willful misconduct or sole gross negligence of the Issuer or the involved Indemnified Person, unless the court determines that, despite the adjudication of liability but in view of all circumstances of the case, the Issuer or the Indemnified Person(s) is (are) fairly and reasonably entitled to indemnity for the expenses which the court considers proper.

      (c) The Company shall also indemnify the Issuer for all reasonable costs and expenses, including reasonable counsel fees, incurred in:

      (i) enforcing any obligation of the Company under this Agreement, the other Bond Documents or any related agreement,

      (ii)  taking any action requested by the Company,

      (iii) taking any action required by this Agreement, the other Bond Documents or any related agreement, or

      (iv) taking any action considered necessary by the Issuer and which is authorized by this Agreement, the other Bond Documents or any related agreement.

      (d) The obligations of the Company under this section shall survive any assignment or termination of this Agreement.

      Section 7.2. Filing and Recording. The Company covenants that if required by statute: (i) from time to time, it will cause any Bond Document and each amendment and supplement thereto (or a memorandum with respect thereto or to such amendment or supplement) to be filed, registered and recorded and to be refiled, reregistered and rerecorded in such manner and in such places as may be required in order to publish notice of and fully to protect the liens, if any, or to perfect or continue the perfection of the security interests, if any, created thereby and (ii) it shall perform or cause to be performed from time to time any other act as required by law, and it will execute or cause to be executed any and all instruments of further assurance that may be necessary for such publication, perfection, continuation and protection.

      Section 7.3. Removal of Liens. If any lien, encumbrance or charge of any kind based on any claim of any kind (including, without limitation, any claim for income, franchise or other taxes, whether federal, state or otherwise) shall be asserted or filed against the Trust Estate, or any amount paid or payable by the Company under or pursuant to this Agreement or any order (whether or not valid) of any court shall be entered with respect to the Trust Estate, or any such amount by virtue of any claim of any kind, in either case so as to:

            (a) interfere with the due payment of such amount to the Trustee or the due application of such amount by the Trustee pursuant to the applicable provisions of the Indenture,

            (b) subject the Owners to any obligation to refund any money applied to payment of principal of, and premium, if any, and interest on, the Bonds, or

            (c) result in the refusal of the Trustee to make such due application because of its reasonable determination that liability might be incurred if such due application were to be made,

then the Company will promptly take such action (including, but not limited to, the payment of money) as may be necessary to prevent, or to nullify the cause or result of, such interference, obligation or refusal, as the case may be.

      Section 7.4. Federal Income Tax Exemption. The Company covenants to take such action to assure and to refrain from any action which would adversely affect the treatment of the Bonds as obligations described in Section 103 of the Code, the interest on which is not includable in the "gross income" of the holder (other than the income for a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code) for purposes of federal income taxation. In particular, but not by way of limitation thereof, the Company hereby covenants and represents as follows:

            (a) Substantially all (i.e., at least 95%) of the net proceeds of the sale of the Prior Bonds (which for the purposes of this subparagraph shall include the bonds refunded with the proceeds of Prior Bonds when Prior Bonds were refunding bonds) have been used to provide "water and/or air pollution control facilities" within the meaning of Section 103(b)(4)(F) of the 1954 Code, and all of the costs of the Project paid with the proceeds of the Prior Bonds constitute costs which are properly chargeable to a capital account of the Company for Federal income tax purposes or would be so chargeable either with a proper election by the Company or but for a proper election by the Company to deduct such costs. All of the proceeds of the Prior Bonds have been expended.

            (b) The principal amount of the Bonds does not exceed the combined aggregate outstanding principal amount of the Prior Bonds on the date hereof. The original proceeds of the Bonds shall be fully utilized within 90 days of the Issue Date to pay the principal of the Prior Bonds.

            (c) No portion of the proceeds of the Bonds or the Prior Bonds were or will be used to provide the following: airplanes, skyboxes or other private luxury boxes, any health club facility, any facility primarily used for gambling or any store the principal business of which is the sale of alcoholic beverages for consumption off premises. (Code Section. 147(e) provides and 1954 Code Section. 103(b)(18) provided that interest on any obligation issued as part of an issue will not be excluded from gross income for Federal income tax purposes if any portion of the proceeds of such issue is to be used to provide any airplane, skybox or other private luxury box, any health club facility, any facility primarily used for gambling or any store the principal business of which is the sale of alcoholic beverages for consumption off premises).

            (d) Less than 25% of the proceeds of the Prior Bonds were used directly or indirectly for the acquisition of land used for other than farming purposes, and no portion of the Bond proceeds is to be used, directly or indirectly, for the acquisition of land used for farming purposes (Code Sections. 144(a)(11) and 147(c) provide and 1954 Code
      Section 103(b)(16) provided that interest with respect to any obligation issued as part of an issue will not be excluded from gross income for Federal income tax purposes if any portion of the proceeds of such issue is to be used (directly or indirectly) for the acquisition of land (or an interest therein) to be used for farming purposes, or 25% or more of the proceeds of such issue is to be used (directly or indirectly) for the acquisition of land not used for farming purposes).

            (e) No portion of the Bond proceeds or the proceeds of the Prior Bonds was used for the acquisition of any property (or an interest therein) the first use of which property is not pursuant to such acquisition unless the rehabilitation requirements of 1954 Code Section 103(b)(17) are met with respect to the Project or the property financed with proceeds of the Prior Bonds. (Code Section. 147(d) provides and 1954 Code Section. 103(b)(17) provided that interest with respect to any obligation issued as part of an issue will not be excluded from gross income for Federal income tax purposes if any portion of the proceeds of such issue is to be used for the acquisition of any property (or an interest therein) unless the first use of such property is pursuant to such acquisition, or unless certain rehabilitation requirements are met).

            (f) Except as is permitted by Code Section. 149(b) and 1954 Code Section. 103(h), the Bonds are not federally guaranteed within these provisions.

            (g) The weighted average maturity of the Bonds does not exceed 120% of the weighted average of the expected economic life of the Project originally financed with the proceeds of the Prior Bonds reduced by the period of time which has elapsed between the date such property was placed in service and the Issue Date. For purposes of this representation, the term "expected economic life" means (a) the lives used in the Company's long-range planning studies of the retirement dates for its steam-driven electric generation property, or (b) the life for which such property is designed and licensed.

            (h) Section 103(o) of the 1954 Code provides that interest on any "consumer loan bond" is not exempt from Federal income taxation. "Consumer loan bond" is defined as any obligation which is issued as part of an issue all or a significant portion of the proceeds of which are reasonably expected to be used directly or indirectly to make or finance loans, except as otherwise allowed to persons who are not exempt persons within
      Section 103(o) of the 1954 Code, but does not include, inter alia, any industrial development bond. The Company hereby certifies that all or a major portion of the proceeds of the Bonds will be used directly or indirectly in the trade or business of the Company, and the payment of the principal of or interest on the Bonds, under the terms of the Bonds, is, in whole or in major part, secured by an interest in property used or to be used in the trade or business of the Company or in payments in respect of such property, or to be derived from payments in respect of property, or borrowed money, used or to be used in the trade or business of the Company.

            (i) None of the proceeds of the Bonds will be used to finance Costs of Issuance.

            (j) The Company covenants and represents that it has not taken, or permitted to be taken on its behalf, or failed to take and agrees that it will not take, or permit to be taken on its behalf, or fail to take any action which, if taken or omitted to be taken, would adversely affect the exclusion from gross income for federal income tax purposes of the interest paid on the Bonds and that it will take, or require to be taken, such acts as may from time to time be required under applicable law or regulation to preserve the exclusion from gross income for federal income tax purposes of the interest on the Bonds, except to the extent that the Bonds are held by a substantial user of the Project or a related person thereto as those terms are used in Section 147 of the Code. In furtherance of the foregoing, the Company also agrees on behalf of the Issuer to comply with all arbitrage rebate requirements and procedures as may become applicable to the Bonds.

            (k) The Company will not sell or cause to be sold any other obligations issued by or on behalf of any state, territory or possession of the United States, or political subdivision of the preceding, or the District of Columbia on behalf of or for the benefit of the Company or any related person to the Company which are private activity bonds (within the meaning of Section 103(b) of the Code) within 15 days of the date of sale of the Bonds pursuant to a common plan of marketing with the Bonds without
      (a) delivering a certificate to Miller, Canfield, Paddock and Stone, P.L.C., and the Attorney General of the State of Michigan to the effect that such obligations meet all applicable requirements of the Code such that their aggregation will not cause the Bonds or the aggregate issue to fail to meet such requirements thereby impairing the tax-exempt status of the interest on such obligations, and the tax-exempt status of the obligations as a whole, is maintained, and (b) obtaining an opinion of nationally recognized bond counsel, which may be Miller, Canfield, Paddock and Stone, P.L.C., in a form acceptable to Miller, Canfield, Paddock and Stone, P.L.C. and the Attorney General of the State of Michigan, that the interest on such obligations is excluded from gross income for Federal income tax purposes, unless the foregoing requirements are waived by Miller, Canfield, Paddock and Stone, P.L.C. and by the Attorney General of the State of Michigan.

            (l) The Company agrees to follow the remedial action requirements of Treas. Reg. Section. 1.142-2 with respect to any actions which cause the Bonds or the Prior Bonds not to meet the requirements of Sections 103(b)(4)(F) of the 1954 Code (such Section requires that substantially all of the proceeds of the obligations qualifying thereunder must be used for air or water pollution control facilities). Any proceeds received upon the sale or other disposition of any of the property which is included in the Project or constitutes property financed or refinanced with the proceeds of the Prior Bonds prior to the final maturity of the Bonds will be invested at a yield not greater than the yield on the Bonds, as defined in Exhibit A to the Tax Certificate of the Company, and used as required by Treas. Reg. Section. 1.142-2, unless in the opinion of Bond Counsel some other use of such proceeds will not impair the exclusion from gross income of the interest on the Bonds.

            (m) The Company is aware of no facts or circumstances which would cause the original approving opinions issued with respect to the Prior Bonds to have been improperly issued.

            (n) The Company has complied with and intends to comply with its obligations, covenants and representations under the documents related to the Prior Bonds and the Bond Documents to the extent such obligations affect the Tax-Exempt status of the Bonds.

            (o) The Company shall agree at the time of the delivery of the Bonds, in accordance with the provisions of Rule 15c2-12 (the "Rule") promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), to provide or cause to be provided to each nationally recognized municipal securities information repository ("NRMSIR") and to the appropriate state information repository, if any, for the State of Michigan ("SID"), in each case as designated by the SEC in accordance with the Rule, the information required to be periodically disclosed pursuant to such Rule 15c2-12. Failure by the Company to comply with the continuing disclosure undertaking shall not constitute a default or an Event of Default under this Agreement or the Indenture.

      Section 7.5. Company Representations and Covenants.

            (a) The Company represents and warrants: (i) that it has no present intention of disposing of or abandoning the Project nor of directing the Project to a use other than the purposes represented to the Issuer; (ii) that it intends to cause the Project to be operated as a "project" as defined in Section 4(f) of the Act; (iii) that the Project is in furtherance of the public purposes of the Act, to wit: the promotion and development of industrial and manufacturing enterprises to promote and encourage employment and the public welfare; and (iv) that it has all necessary licenses and permits to operate the Project, and that the Project has been approved by all necessary governmental bodies or agencies having jurisdiction.

            (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of and is qualified to do business in the State of Michigan, with full corporate power to own its properties and conduct its business and has full legal right, power and authority to enter into this Agreement and any other Bond Documents to which it is a party and to carry out and consummate all transactions contemplated by this Agreement and any other Bond Documents to which it is a party.

            (c) The execution and delivery of this Agreement and any other Bond Documents to which it is a party and the consummation of the transactions herein contemplated will not conflict with or constitute on the part of the Company a breach of or default under the Organizational Documents, and do not and will not constitute on the part of the Company a breach or a default under any material indenture, mortgage, deed of trust, lease, note agreement or other agreement or instrument to which the Company is a party or by which it or its properties are bound, or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its activities or properties.

            (d) This Agreement or any other Bond Documents to which it is a party have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, (except that (i) the enforceability of this Agreement and such other Bond Documents may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application relating to the enforcement of creditors' rights, (ii) certain equitable remedies, including specific performance, may be unavailable and (iii) the indemnification provisions contained therein may be limited by applicable securities laws and public policy).

            (e) Neither the Company nor any of its business or properties, nor any relationship between the Company and any other person, nor any circumstances in connection with the execution, delivery and performance by the Company of this Agreement or the offer, issue, sale or delivery by the Issuer of the Bonds, is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Company, other than those already obtained as of the Issue Date; provided, however, no representation is made herein as to compliance with the securities or "blue sky" laws of any jurisdiction.

            (f) No event has occurred and no condition exists with respect to the Company that would constitute an Event of Default under the Indenture or which, with the lapse of time or by giving of notice or both, would become an Event of Default under the Indenture.

            (g) The Project was for the purpose of constructing and installing certain pollution control facilities at the Plant.

            (h) The refinancing of the Project will not have the effect of transferring employment from one municipality of the State of Michigan to another except for any transfer of employment consented to by any municipality from which that employment is transferred.

      Section 7.6. Maintenance of Corporate Existence. The Company agrees that during the term of this Agreement it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation; provided, however, that the Company may, without violating the agreement contained in this Section, consolidate with or merge into another corporation, or sell or otherwise transfer to another corporation all or substantially all of its assets as an entirety and thereafter dissolve, if the surviving, resulting or transferee corporation, as the case may be, assumes in a writing delivered to the Trustee all of the obligations of the Company herein and is duly qualified to do business in the State.

      Section 7.7. Financial Information. The Company agrees to furnish to the Issuer and the Municipal Bond Insurer (unless a Municipal Bond Insurer Default shall have occurred and be continuing), at either of their written request, a copy of the Company's most recent annual report to its stockholders and to furnish the Trustee, the Paying Agent, the Municipal Bond Insurer (unless a Municipal Bond Insurer Default shall have occurred and be continuing) or the Issuer a copy of the Company's most recent Form 10-K Annual Reports and Form 10-Q Quarterly Reports filed with the United States Securities and Exchange Commission.

      Section 7.8. Agreement of Issuer Not to Assign or Pledge. Except for the assignment and pledge described in the Indenture, the Issuer agrees that it will not attempt to further assign, pledge, transfer or convey its interest in or create any assignment, pledge, lien, charge or encumbrance of any form or nature with respect to the rights and interests therein described.

      Section 7.9. Reference to Bonds Ineffective After Bonds Paid. Upon payment of all principal of, premium, if any, and interest due and owing on the Bonds, payment in full of the purchase price of Bonds required to be purchased pursuant to the Indenture, and payment of all fees and charges of the Issuer, the Trustee, the Registrar and the Paying Agent, all references herein to the Bonds and the Trustee shall be ineffective and neither the Issuer, the Trustee nor the holders of any of the Bonds shall thereafter have any rights hereunder and the Company shall have no further obligation hereunder, saving and excepting those that shall have theretofore vested and any right of the Issuer or the Trustee to indemnification under Section 7.1 and payment of fees under Section 9.3, which right shall survive the payment of all principal of, premium if any, and interest on the Bonds and the termination of this Agreement. Reference is hereby made to Article VIII of the Indenture.

      Section 7.10. Assignments or Lease of Project. Subject to the provisions of Section 7.4 and Section 7.6, the Company may assign its interest in this Agreement and may sell or lease the Project, in whole or in part, without the prior written consent of the Trustee or the Issuer; provided that no assignment, lease or sale shall relieve the Company of primary liability for the

Loan Payments due hereunder and of the performance of all other obligations required hereunder, and that the Company delivers to the Trustee and to the Municipal Bond Insurer (unless a Municipal Bond Insurer Default shall have occurred and be continuing), within thirty (30) days after the date of execution and delivery thereof, a copy of such assignment, sales agreement or lease.

      Section 7.11. Amendment of Agreement or Indenture. No amendment, change, addition to, or waiver of any of the provisions of this Agreement or the Indenture shall be binding upon the parties hereto unless in writing signed by the Authorized Company Representative and a member of the Issuer or other officer authorized by the governing body of the Issuer and such amendment, change, addition to or waiver has been consented to in writing by the Municipal Bond Insurer (unless a Municipal Bond Insurer Default shall have occurred and be continuing) which consent shall not be unreasonably withheld.

      Notwithstanding any of the foregoing, it is covenanted and agreed, for the benefit of the Owners and the Trustee, that (without the concurrence of all of the Owners and the Trustee) the provisions of this Agreement shall not be amended, changed, added to or waived in any way which would relieve or abrogate the obligations of the Company to make or pay, or cause to be made or paid, when due, all Loan Payments and purchase price payments with respect to any then Outstanding Bonds in the manner and under the terms and conditions provided herein and the Bond Resolution or the Indenture, or which would materially change or affect Sections 4.4 through 4.8, 7.1, 7.4, 7.6 and 9.3.

      Section 7.12. Indemnification of the Trustee. The Company shall compensate, reimburse for expenses and indemnify and hold harmless the Trustee, the Paying Agent and the Registrar to the extent and in the manner provided by the Indenture.

                                  ARTICLE VIII

                                   ASSIGNMENT

      Section 8.1. Assignment by the Company. The Company may transfer or assign this Agreement or transfer or assign any or all of its rights and delegate any or all of its duties hereunder without the necessity of obtaining the consent of the Issuer, the Trustee, the Provider, if any, the Municipal Bond Insurer or the Owners of the Bonds, but no such transfer, assignment or delegation shall relieve the Company or any successor Company of its liability for the payment of the Loan Payments or for the payment of any other amounts to be paid by it under this Agreement and for the full observance and performance of all of the covenants and conditions to be observed and performed by it which are contained in this Agreement, unless the Company has received the express prior written consent of the Issuer, the Municipal Bond Insurer (unless a Municipal Bond Insurer Default shall have occurred and be continuing), the Provider, if any (unless a Provider Default shall have occurred and be continuing), and of the Owners of not less than 60% in the aggregate principal amount of the Bonds then Outstanding.

      Section 8.2. Issuer's Rights of Assignment. The Issuer may, only in accordance with the Indenture, assign this Agreement and the Loan Payments thereunder and pledge the moneys receivable hereunder to the Trustee as security for payment of principal of, and premium, if any, and interest on, the Bonds. The Company hereby assents to such assignment and agrees that the Trustee may exercise and enforce in accordance with the Indenture any of such rights of the Issuer under this Agreement. Any such assignment, however, shall be subject to all of the rights and privileges of the Company as provided in this Agreement.

                                   ARTICLE IX

                         EVENTS OF DEFAULT AND REMEDIES

      Section 9.1. Trustee and Remedies. (a) The Company is advised and recognizes that the Issuer will assign all of its right, title, and interest in and to all of the Loan Payments required to be made pursuant to this Agreement, and the right to receive and collect same, to the Trustee under the Indenture. All rights of the Issuer against the Company arising under this Agreement, the Bond Resolution or the Indenture may be enforced by the Issuer; or such rights may be enforced by the Trustee, or the Owners of the Bonds, to the extent provided in the Indenture, without making the Issuer a party.

      (b) The following shall be "Events of Default" under this Agreement, and the term "Events of Default" shall mean, whenever used in this Agreement, any one or more of the following events:

            (i) Failure by the Company to pay the Loan Payments in the amounts and at the times provided in this Agreement.

            (ii) Any misrepresentation or breach of a warranty made by the Company in the Agreement which impairs the exclusion of interest on the Bonds or any portion thereof from gross income for Federal income tax purposes.

            (iii) Failure by the Company to perform any obligation or observe any condition on its part to be performed or observed pursuant to this Agreement for a period of 90 days after receipt of written notice specifying such failure and requesting that it be remedied, given to the Company by the Issuer, the Municipal Bond Insurer (unless a Municipal Bond Insurer Default shall have occurred and be continuing) or the Trustee; provided, however, that if said failure shall be such that it cannot be corrected within such period, it shall not constitute an Event of Default if the failure, in the judgment of the Trustee in reliance upon advice of counsel, is correctable without material adverse effect on the Bonds and if corrective action is instituted by the Company within such period and diligently pursued until corrected.

            (iv) The dissolution or liquidation of the Company except as permitted under this Agreement; or failure by the Company promptly to lift any execution, garnishment or attachment of such consequence as will impair its ability to carry out its obligations under this Agreement; or if the Company becomes insolvent or bankrupt, or makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver for the Company or for the greater part of its properties; or a trustee or receiver is appointed for the Company or for the greater part of its properties without its consent and is not discharged within 90 days; or bankruptcy, reorganization or liquidation proceedings are commenced by or against the Company, and if commenced against the Company are consented to by it or remain undismissed for 90 days; or if an order for relief is entered against the Company in a bankruptcy or similar proceeding and remains undismissed for 90 days.

            (v) The occurrence and continuance of an Event of Default under the Indenture.

      (c) Upon the occurrence of an Event of Default, the Trustee shall have the power to proceed with any right or remedy granted by the Constitution and laws of the State, as it may deem best, including any suit, action or special proceeding in equity or at law, including mandamus proceedings, for the specific performance of any agreement, obligation or covenant contained herein or for the enforcement of any proper legal or equitable remedy as the Trustee shall deem most effectual to protect the rights of the Owners; provided, however, any such proceedings shall be subject to the provisions of Section 15.14 of the Indenture relating to Force Majeure. Upon the occurrence of an Event of Default under the Indenture pursuant to the terms of which the Trustee shall have declared the Bonds immediately due and payable, then all payments required to be made by the Company under Section 4.4(b) (other than interest not yet accrued) shall become immediately due and payable, as directed by the Municipal Bond Insurer (unless a Municipal Bond Insurer Default shall have occurred and be continuing).

      (d) Any amounts collected pursuant to actions taken under this Section shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture.

      Section 9.2. Annulment of Acceleration. If, in compliance with the requirements of Section 9.02 of the Indenture, the Trustee shall annul an acceleration declared due to any Event of Default under the Indenture such annulment shall be deemed to also rescind any acceleration of all payments required under Section 4.4. In case of any such annulment, or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Company, the Trustee and the Owners shall be restored to their former positions and rights hereunder, but no such annulment shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

      Section 9.3. Agreement to Pay Attorneys' Fees and Expenses. In the event the Company should default under any of the provisions of this Agreement and the Issuer or the Trustee should employ attorneys or incur other expenses for the collection of payments required hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will upon demand therefor pay to the Issuer or the Trustee the reasonable fees of such attorneys and such other reasonable expenses so incurred by the Issuer or the Trustee.

      Section 9.4. General Enforcement Provisions. (a) The terms of this Agreement may be enforced as to one or more breaches either separately or cumulatively.

      (b) No remedy conferred upon or reserved to the Issuer, the Trustee, or the Owners of the Bonds in this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In the event any provision contained in this Agreement should be breached by the Company and thereafter duly waived, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach of this Agreement. No waiver by any party of any breach by any other party of any of the provisions of this Agreement shall be construed as a waiver of any subsequent breach, whether of the same or of a different provision of this Agreement.

                                    ARTICLE X

                               GENERAL PROVISIONS

      Section 10.1. Force Majeure. If, by reason of Force Majeure, either the Issuer or the Company shall be rendered unable wholly or in part to carry out its obligations under this Agreement, and if such party gives notice and full particulars of such Force Majeure in writing to the other party within a reasonable time after failure to carry out its obligations under this Agreement, such obligations (other than the obligations of the Company specified in the last sentence of this Section) of the party giving such notice, so far as they are affected by such Force Majeure, shall be suspended during the continuance of the inability then claimed, including a reasonable time for removal of the effect thereof. The requirement that any Force Majeure shall be reasonably beyond the control of the party shall be deemed to be fulfilled even though any existing or impending strike, lockout or other industrial disturbance may not be settled but could have been settled by acceding to the demand of the opposing person or persons. The occurrence of any Force Majeure shall not suspend or otherwise abate, and the Company shall not be relieved from, the obligation to pay the Loan Payments and to pay any other payments required to be made by it under this Agreement at the times required.

      Section 10.2. Third Party Beneficiaries. This Agreement is entered into in part to induce the purchase of the Bonds, and accordingly, so long as any Bonds are Outstanding, all respective covenants and agreements of the parties herein contained are hereby declared to be for the benefit of any and all Owners and may be enforced by or on behalf of the Owners only by the Trustee in accordance with the provisions of the Indenture. This Agreement shall not be deemed to create any right of subrogation or otherwise in any person who is not a party hereto (other than the permitted successors and assigns of a party) and shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party (other than the permitted successors or assigns of a party hereto), except in each case the Owners, the Trustee, the Municipal Bond Insurer and the Indemnified Persons.

      Section 10.3. Notices; Communications. All notices, approvals, consents, requests and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first class registered or certified mail, return receipt requested, or overnight mail, postage prepaid, and addressed as follows:

      (a)   If to the Issuer:

                        Michigan Strategic Fund
                        300 N. Washington Square, 4th Floor
                        Lansing, MI 48909
                        Attention: President

      (b)   If to the Company:

                        The Detroit Edison Company
                        2000 Second Avenue
                        Detroit, Michigan 48226
                        Attention: Vice President and Treasurer

      (c)   If to the Trustee, Registrar or the Paying Agent:

                        J.P. Morgan Trust Company, National Association 611 Woodward Avenue, Mail Suite MI1-8110

                        Detroit, Michigan 48226

                        Attention: Corporate and Municipal Trust Services

      A duplicate copy of each notice, approval, consent, request or other communication given hereunder by the Issuer, the Company, the Trustee, the Registrar or the Paying Agent to any one of the others shall also be given to all of the others. The Issuer, the Company, the Trustee, the Registrar and the Paying Agent may, by notice given hereunder, designate any further or different addresses to which subsequent notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

      Section 10.4. Amendments, Governing Law, Etc. This Agreement (a) may be modified or amended only as provided in the Indenture and in Section 7.11 hereof; and (b) shall be governed in all respects including validity, interpretation and effect by, and shall be enforceable in accordance with, the laws of the United States of America and the State. The parties agree that, in accordance with the Act and subject to the limitations of Section 4.4(e), they will amend this Agreement to increase the payments to be made by the Company hereunder if for any reason such payments, if made, are not sufficient to pay the principal of, and premium, if any, and interest on, the Bonds as the same become due.

      Section 10.5. Severability. In the event that any clause or provision of this Agreement shall be held to be invalid by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect any of the remaining provisions of this Agreement.

      Section 10.6. Term of Agreement. This Agreement shall remain in full force and effect from the date of execution and delivery hereof until the Indenture has been discharged in accordance with the provisions thereof; provided, however, that the provisions of Sections 4.6 and 7.1 of this Agreement shall survive any expiration or termination of this Agreement.

      Section 10.7. Company's Approval of Bond Documents. The Bond Documents have been submitted to the Company for examination, and the Company acknowledges that, by execution of this Agreement, it has approved the Bond Documents and will perform the obligations imposed upon it thereunder.

      Section 10.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      Section 10.9. Captions. The captions and headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provisions hereof.

      Section 10.10. Payments on Non-Business Days. If any payment required hereunder is due on a date not a Business Day, payment shall be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for such payment, and no interest shall accrue on such amount for the period after such date.

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                                     - 25 -

      IN WITNESS WHEREOF, the Issuer and the Company have signed this Agreement by their duly authorized representatives as of the date set forth above.

                                       MICHIGAN STRATEGIC FUND

                                       By /s/ Diane E. Cranmer
                                          --------------------------------

                                             Its Authorized Officer

                                       THE DETROIT EDISON COMPANY

                                       By /s/ N.A. Khouri
                                          --------------------------------
                                             N.A. Khouri
                                             Its Vice President and Treasurer

                                     - 26 -